SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2003 (February
13, 2003)

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	0-25245	62-1763875

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification Number)

10 Burton Hills Boulevard, Nashville, Tennessee 37215
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 263-3000

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
PRESS RELEASE

ITEM 5.  Other Events.

Completion of Exchange Offer for 9 7/8% Senior Notes Due 2009

Corrections Corporation of America, a Maryland corporation (“CCA” or the “Company”), announced that it has completed the exchange of all of its $250.0 million 9.875% senior notes due 2009 which were previously issued in a private placement in May 2002 for a like amount of its newly issued 9.875% senior notes due 2009 which have been registered under the Securities Act of 1933. The terms of the newly issued registered notes are identical to the terms of the previously issued unregistered notes. The press release issued by CCA on February 14, 2003 announcing the completion of the exchange offer is filed herewith as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7(c).  Exhibits.

The following exhibit is filed as part of this Current Report:

Exhibit
Number	Description of Exhibit

99.1	Press release announcing completion of exchange offer for 9 7/8% Senior Notes due 2009.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2003	CORRECTIONS CORPORATION OF AMERICA

	By:	/s/ Irving E. Lingo, Jr.

	Its:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release announcing completion of exchange offer for 9 7/8% Senior Notes due 2009.